Supplement to the Current Prospectus

MFS(R) Cash Reserve Fund

Effective at the close of business on February 27, 2009, Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C will be closed to all purchases except: 1) the reinvestment of distributions; 2) exchanges from other MFS funds; and 3) purchases by qualified tuition programs established under section 529 of the Internal Revenue Code of 1986, as amended, and retirement plans other than traditional and Roth IRAs if the fund was offered and held as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) or program on February 27, 2009. Effective at the close of business on February 27, 2009, Class R1, Class R2, Class R3, and Class R4 will be closed to all purchases except purchases by Employer Retirement Plans if the fund was offered and held as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) on February 27, 2009.


             The date of this supplement is February 6, 2009.